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                                                                   EXHIBIT 10.25

                      BORDERS GROUP, INC. STOCK OPTION PLAN
                           FOR INTERNATIONAL EMPLOYEES

             1. PURPOSE. The Borders Group, Inc. Stock Option Plan for International Employees (the "Plan") is intended (i) to attract and retain officers and other key employees who will be involved in the international operations of Borders Group, Inc. (the "Company") and its "Subsidiaries" (corporations of which a majority of the shares of voting stock are owned directly or indirectly by the Company and other business entities which have a majority of their shares of voting stock owned directly or indirectly by the Company); (ii) to increase the proprietary interest in the Company of such persons by providing further opportunity for ownership of shares of the Company's common stock, (the "Shares"); and (iii) to increase the incentives to such persons to contribute to the success of the Company's business.

             2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee" or "Administrator") of the Board of Directors of the Company (the "Board").

             The Administrator shall keep minutes of its meetings. A majority of the members of the Administrator shall constitute a quorum thereof and the acts of a majority of the members present at any meeting of the Administrator at which a quorum is present, or acts unanimously approved in writing by all of the members of the Administrator, shall be the acts of the Administrator.

             The Administrator may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate in its sole discretion. The interpretation and application of the Plan or of any term or condition of an option granted under the Plan or of any rule, regulation or procedure, and any other matter relating to or necessary to the administration of the Plan, shall be determined by the Administrator, and any such determination shall be final and binding upon all persons.

             3. SHARES. The number of Shares which shall be reserved for issuance under the Plan shall not exceed 850,000, subject to adjustment in accordance with the provisions of Section 6 hereof. Shares to be optioned or issued under the Plan may be either authorized and unissued shares or issued shares which shall have been reacquired by the Company. In the event that any outstanding option or portion thereof expires or is canceled, surrendered or terminated for any reason, the Shares allocable to the unexercised portion of such option may again be subjected to an option or be issued under the Plan.


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             4.  GRANT OF OPTIONS.

             (a) GENERAL POWERS OF ADMINISTRATOR. The Administrator may grant options to purchase Shares to employees of the Company or any of its Subsidiaries who, at the time of grant, are involved primarily in the international operations of the Company or its Subsidiaries whether directly or in a support role, provided, however, that no options shall be granted under this Plan to any officer or director of the Company. Subject to the foregoing. the Administrator shall have the discretion, in accordance with the provisions of the Plan, to determine to whom an option is granted, the number of Shares optioned, and the terms and conditions of the option, and, in the case of replacement options, to determine the terms and conditions of such options. In making such determinations, the Administrator shall consider the position and responsibilities of the employee, the nature and value to the Company of his or her services and accomplishments, his or her present and potential contribution to the success of the Company, and such other factors as the Administrator may deem relevant. The Administrator may delegate to the Chairman of the Board, the Vice Chairman and/or President of the Company the authority to grant options to any eligible employee of the Company or any of its Subsidiaries. If such authority is delegated, the Administrator's delegation of authority shall include the authority to determine (i) to whom the option is to be granted, (ii) the number of shares optioned, (iii) the terms and conditions of the option, and
(iv) in the case of replacement options, the terms and conditions of such options.

             (b) TYPES OF OPTIONS. Each option granted under the Plan shall be a non-qualified stock option (a "Non-Qualified" option).

             (c) GENERAL PROVISIONS. Options granted under the Plan shall be subject to and governed by the provisions of the Plan and by such other terms and conditions, not inconsistent with the Plan, as shall be determined by the Administrator in its sole discretion. Except as otherwise provided herein, the date on which an option shall be granted shall be the date on which the optionee, the number of Shares optioned and the terms and conditions of the option are determined by the Administrator; provided, however, that if an option or any term or condition of an option is rejected or not accepted by an optionee or if an option is not granted in accordance with the provisions of the Plan, such option shall be deemed to have not been granted and shall be of no effect. Each option shall be evidenced by a written agreement (the "Share Option Agreement") in such form as the Administrator may from time to time approve.

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             (d) TANDEM OPTIONS. Tandem options granted under Article 16(e) of the Borders Group, Inc. Management Stock Purchase Plan shall have the exercise price set forth therein; shall be forfeited to the extent that an equivalent number of shares are not purchased; shall become exercisable on the later of (i) the date on which timely payment for the Restricted Share has been made (and to the extent that the optionee shall fail to make such timely payment, a proportionate number of shares underlying the Tandem Option shall be forfeited) and (ii) the third anniversary of the date on which the exercise price is determined; shall expire on the fifth anniversary of the date on which the exercise price is determined; shall become exercisable only to the extent that Restricted Shares are purchased; and shall contain such other terms as the Administrator or its delegate shall determine.


             5.  TERMS AND CONDITIONS OF OPTIONS.

             (a) OPTION PRICE. Except as otherwise provided in the Management Stock Purchase Plan of the Company, in the case of each option granted under the Plan, the price of each share that may be acquired upon the exercise of an option (the "Option Price Per Share") shall not be less than the Fair Market Value per Share on the date of grant of such option. "Fair Market Value" per Share shall mean the closing price on the NYSE Composite Transactions Tape (or its equivalent if the Shares are not traded on the New York Stock Exchange) of such Share for the trading day immediately prior to the relevant valuation date.


             (b) PERIOD OF OPTION AND WHEN EXERCISABLE.

                 (i) Except as otherwise provided in Section 4 hereof, an option granted under the Plan may not be exercised after the earlier of (A) the date specified by the Administrator, which shall be a maximum of ten years and two days from date of grant, or (B) the applicable time limit specified in paragraph (iii) of this Section 5 (b). Any option not exercised within the aforementioned time periods shall automatically terminate at the expiration of such period.

                 (ii)  Except as specified in Section 4 hereof or in this
Section 5(b)(ii), an option granted with a maximum exercise period of more than three years may not be exercised prior to three years from the date of grant (or such other period as determined by the Administrator in its sole discretion), except that this limitation shall be removed (A) if termination of employment of the optionee results from death or Disability, or (B) if termination of employment of the optionee occurs at or after age 65 and the optionee has ten or more years of full-time service with Kmart, the Company and/or any of its Subsidiaries, or (C)

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in the event of a Change in Control of the Company, or (D) if and to the
extent the Administrator may so determine in its sole discretion. "Disability" shall mean an optionee's total and permanent inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician acceptable to the Company. An option granted with a maximum exercise period of three years or less shall not be subject to the limitation contained in this paragraph (ii) unless otherwise specified by the Administrator. A Change in Control shall be deemed to have occurred if:

                           (A) the "beneficial ownership" (as defined in Rule l3d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities representing more than 20% of the combined voting power of the Company is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act (other; the Company; any Subsidiary; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company, or

                           (B) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation, or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                           (C) during any period of three consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period).

                 (iii) An option may be exercised by an optionee only while such optionee is in the employ of the Company or a Subsidiary or within three months thereafter, and only if any limitation upon the right to exercise such option under paragraph (ii) of this Section 5 (b) has been removed or has expired prior to termination of employment and exercise is not otherwise precluded hereunder; provided, however, if at the date of termination of employment the optionee has ten or more years of full-time service with the Kmart, Company and/or any of its Subsidiaries or if termination of employment results from death or Disability, such three-month period shall be extended to three years. Employment with a Subsidiary shall be deemed terminated on the date a former Subsidiary ceases to be a Subsidiary of the Company.

                 (iv) In the event of the Disability of an optionee, an option which is otherwise exercisable may be exercised by the optionee's legal representative or guardian. In the event of the death of an optionee, either before or after termination of employment with the Company or any of its subsidiaries, an option which is otherwise exercisable may be exercised by the person or persons whom the


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optionee shall have designated in writing on forms prescribed by and filed with the Administrator("Beneficiary or Beneficiaries"), or, if no such designation has been made, by the person or persons to whom the optionee's rights shall have passed by will or by the laws of descent and distribution ("Successor(s)"). The Administrator may require an indemnity and/or such evidence or other assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, Beneficiary or Successor.

                 (v) Notwithstanding anything contained herein to the contrary, all rights with respect to all options of an optionee are subject to the conditions that the optionee not engage or have engaged (a) in activity constituting Cause, or (b) in activity directly or indirectly in competition with any business of the Company or a Subsidiary, or in other conduct inimical to the best interests of the Company or a Subsidiary, following the optionee's termination of employment. If it is determined by the Administrator or the Administrator's designee (which determination of such designee shall be subject to ratification by the Administrator), either before or after termination of employment of an optionee, that there has been a failure of any such condition, all options and all rights with respect to all options granted to such optionee shall immediately terminate and be null and void. "Cause shall mean an optionee's fraud, embezzlement, defalcation, gross negligence in the performance or nonperformance of the optionee's duties (other than as a result of Disability) or material failure or refusal to perform the optionee's duties at any time while in the employ of the Company or a Subsidiary.

                 (c) EXERCISE AND PAYMENT.

                 (i) Subject to the provisions of Sections 4 and 5(b), an option may be exercised by notice (in the form prescribed by the Administrator) to the Company specifying the number of Shares to be purchased. Payment for the number of Shares purchased upon the exercise of an option shall be made in full at the price provided for in the applicable Share Option Agreement and such purchase price shall be paid by the delivery to the Company of cash (including check or similar draft) in United States dollars or previously owned whole Shares that have been owned by the optionee for more than six (6) months or a combination thereof. Shares used in payment of the purchase price shall be valued at their Fair Market Value as of the date notice of exercise is received by the Company. Any Shares delivered to the Company shall be in such form as is acceptable to the Company.

                 (ii) The Company may defer making delivery of Shares under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to exercise of an option. The Administrator may, in its sole discretion, permit an optionee to elect, in such form and at such time as the Administrator may prescribe, to pay all or a portion of all taxes arising in connection with the exercise of an option by electing to (A) have the Company withhold whole Shares, or (B) deliver other whole Shares previously owned by the optionee having a Fair Market Value not greater than the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the optionee's estimated total tax obligations associated with the transaction.



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                 (d) NONTRANSFERABILITY. No option or any rights with respect thereto shall be subject to any debts or liabilities of an optionee, nor be assignable or transferable except by will or the laws of descent and distribution, nor be exercisable during the optionee's lifetime other than by him or her, nor shall Shares be issued to or in the name of anyone other than the optionee; provided, however, that (i) an option may after the death or Disability of an optionee be exercised pursuant to paragraph (iv) of Section 5(b); (ii)any Shares issued to an optionee hereunder may at the request of the optionee be issued in the name of the optionee and one other person, as joint tenants with right of survivorship and not as tenants in common, or in the name of a trust for the benefit of the optionee or for the benefit of the optionee and others; and (iii) if so provided in the Share Option Agreement executed by the optionee and approved by the Administrator, the option and rights covered by such Agreement may be transferred without consideration to an immediate family member(s) or to a trust for the benefit of such family member(s), in which event the transferee(s) must agree in writing to accept the terms and conditions of such option and such option shall not be covered under Rule 16(b)-3 of the Exchange Act.


                 (e) EMPLOYMENT. No provision of the Plan, nor any term or condition of any option, nor any action taken by the Administrator, the Company or any Subsidiary pursuant to the Plan, shall give or be construed as giving an optionee any right to be retained in the employ of the Company or of any Subsidiary, or affect or limit in any way the right of the Company or any Subsidiary to terminate the employment of any optionee.

                 (f) TERMINATION OF OPTION BY OPTIONEE. An optionee may at any time elect, in a written notice filed with the Administrator, to terminate a Non-Qualified option with respect to any number of shares as to which such option shall not have been exercised.


                 6. ADJUSTMENTS. If there is any change in the number or class of Shares through the declaration of Share dividends, or recapitalization resulting in Share splits, or combinations or exchanges of such Shares or similar corporate transactions, or if the Administrator otherwise determines that, as a result of a corporate transaction involving a change in the Company's capitalization, it is appropriate to effect the adjustments described in this
Section 6, the aggregate number or class of Shares on which options may be granted or which may be issued under the Plan, the number or class of Shares covered by each outstanding option, and the exercise price per Share of each option, shall all be proportionately adjusted by the Administrator; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated. Subject to any required action by shareholders, if a new option is substituted for the option granted hereunder, or an assumption of the option



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granted hereunder is made, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option would have been entitled.

                 7. TERM OF PLAN. No option shall be granted under the Plan after December 31, 2003. Options granted prior thereto, however, may extend beyond such date and the provisions of the Plan shall continue to apply thereto.

                 8. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Shares pursuant to options granted under the Plan will be used for general corporate purposes.

                 9. NO OBLIGATION TO EXERCISE OPTION. The granting or acceptance of an option shall impose no obligation upon the optionee to exercise such an option.

                 10. RIGHTS AS A STOCKHOLDER. An optionee shall have no rights as a stockholder with respect to Shares covered by his or her option until the date of issuance to him or her of a certificate evidencing such Shares after the exercise of such option and payment in full of the purchase price. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

                 11. AMENDMENTS. The Board may from time to time alter, amend, suspend or discontinue the Plan. Any such amendment may be effective in respect of all past and future options granted hereunder in the sole discretion of the Board.

                 The Plan, each option under the Plan and the grant and exercise thereof, and the obligation of the Company to sell and issue shares under the Plan shall be subject to all applicable laws, rules, regulations and governmental and stockholder approvals, and the Administrator may make such amendment or modification thereto as it shall deem necessary to comply with any such laws, rules and regulations or to obtain any such approvals.

                 12. SEVERABILITY. If any provision of the Plan, or any term or condition of any option granted or Share Option Agreement or form executed or to be executed thereunder, or any application thereof to any person or circumstance is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Administrator, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provision, term or condition is severable.



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